Exhibit 99.1
Williston Financial Group Acquires West Coast Local Retail Title Operations from Doma

Transaction helps drive Doma's new singular strategy and refined focus on its core technology and underwriting business, and supports WFG’s growth initiative by significantly expanding the company’s operational presence in the vital Northern and Central California regions

Enables improved cost structure and further positions Doma to achieve its goal of Adjusted EBITDA profitability by year-end

SAN FRANCISCO--(Business Wire)--May 23, 2023— Doma Holdings, Inc. (NYSE: DOMA) (“Doma”), a leading force for disruptive change in the real estate industry, and Williston Financial Group (“WFG”), a Portland, Oregon-based, full-service provider of title insurance, underwriting and escrow services for residential and commercial real estate transactions nationwide, have jointly announced the signing and closing of an agreement for WFG to acquire certain branches of Doma's West Coast local retail title operations. The sale includes multiple retail title locations and operations centers in the Northern and Central California regions.

“This strategic transaction is aligned with our mission-driven go-forward strategy and refined focus on our core underwriting and technology business," said Max Simkoff, Founder and CEO of Doma. "Our West Coast operations are premier locations within their respective real estate communities with a track record of providing excellent customer service. We believe we have found an optimal home for our Local team members in the branches we have sold to WFG and they will continue to thrive under their leadership. I want to thank this team for their hard work and dedication to Doma and our vision over the years.”

Since its 2010 founding, WFG’s leadership has assertively sought to expand the company’s services and market reach, achieving a national footprint faster than any other title underwriter, and this acquisition significantly expands WFG’s existing market coverage and client base in the vital Northern and Central California regions.

“We are thrilled to extend our California market reach through this acquisition, as it will significantly enhance our ability to serve the needs of our customers in these key growth regions,” said WFG Chairman and Founder Patrick F. Stone. “Since day one, our vision for WFG has been to eliminate friction, increase transparency and deliver a superior experience for our real estate, lender and title agent customers, as well as for the consumers we all serve. These new members of the WFG team share this vision, and we are extremely eager to join forces with them to enhance the customer experience in some of the nation’s strongest housing markets.”

This transaction follows Doma's announcement on its first quarter 2023 earnings call that it had been conducting a comprehensive review of the business over the last several months to evaluate the optimal organization structure to successfully deliver on its mission to make homebuying more affordable and to maximize shareholder value. Doma's go-forward strategy is centered around harnessing the power and benefits of its instant underwriting technology via the efficient and profitable distribution of its core technology by external partners with the end goal of bringing down refinance specific costs for homeowners. To execute on this strategy, Doma is currently finalizing and expects to enter into partnerships with some of the largest players in the national mortgage origination market while also reassessing anything in the business that is non-core.

In connection with the transaction, Houlihan Lokey is acting as a financial advisor to Doma and Mayer Brown LLP is acting as legal counsel to Doma.

Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as retained premiums and fees, adjusted gross profit and adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Retained premiums and fees is defined as revenue less premiums retained by third-party agents. Adjusted gross profit is defined as gross profit (loss), adjusted to exclude the impact of depreciation and amortization. Adjusted EBITDA is defined as net income (loss) before interest, income taxes, depreciation and amortization, and further adjusted to exclude the impact of stock-based compensation, severance and interim salary costs, goodwill impairment, long-lived asset impairment, the change in fair value of warrant and sponsor covered shares liabilities, and accelerated contract expense. Doma believes that the use of retained premiums and fees, adjusted gross profit and adjusted EBITDA provides additional tools to assess operational performance and trends in, and in comparing Doma's financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Doma’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented in conjunction with Doma’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in our most recently filed report on Form 10-Q, filed with the SEC, for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP.

About Doma Holdings, Inc.

Doma is a real estate technology company that is disrupting a century-old industry by building an instant and frictionless home closing experience for buyers and sellers. Doma uses proprietary machine intelligence technology and deep human expertise to create a vastly more simple and affordable experience for everyone involved in a residential real estate transaction, including current and prospective homeowners, mortgage lenders, title agents, and real estate professionals. With Doma, what used to take days can now be done in minutes, replacing an arcane and cumbersome process with a digital experience designed for today’s world. To learn more visit doma.com.

About Williston Financial Group

Portland, Oregon-based Williston Financial Group is the parent company of WFG National Title Insurance Company (“WFG”), a leading provider of title insurance and real estate settlement services for commercial and residential transactions nationwide. One of just six truly national title underwriters, WFG accomplished its national footprint faster than any other underwriter in history.

Built around the directive to “communicate, collaborate, coexist,” WFG strives to improve the real estate process through the creation and delivery of comprehensive, innovative services and technology solutions that empower and increase transaction transparency for the title agents, real estate professionals, lenders, and consumers it serves. The company enjoys a Financial Stability Rating of A’ (A prime), as assigned by Demotech, Inc. For more information, visit www.wfgtitle.com.

Forward-Looking Statements Legend
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The absence of these words does not mean that a statement is not forward-looking. Such statements are based on the beliefs of, as well as assumptions made by information currently available to Doma management. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, such as statements relating to Doma’s ability to achieve Adjusted EBITDA profitability by the end of 2023, statements regarding management plans, such as statements relating to Doma’s go-forward strategy and ability to finalize and enter into partnerships with certain participants in the national mortgage origination market. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectation of Doma’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, will differ from assumptions and are beyond the control of Doma.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to Doma; future global, regional or local economic, political, market and social conditions, including due to the COVID-19 pandemic; the development, effects and enforcement of laws and regulations, including with respect to the title insurance industry; Doma’s ability to manage its future growth or to develop, acquire enhancements to its platform or execute its go-forward strategy discussed in this press release; the effects of competition on Doma’s future business; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those other factors described in Part I, Item 1A - “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent reports filed by Doma from time to time with the U.S. Securities and Exchange Commission (the “SEC”).

If any of these risks materialize or Doma’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Doma does not presently know or that Doma currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Doma’s expectations, plans or forecasts of future events and views as of the date of this press release. Doma anticipates that subsequent events and developments will cause Doma’s assessments to change. However, while Doma may elect to update these forward-looking statements at some point in the future, Doma specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Doma’s assessment as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Contact: Matt Thunander, Head of Investor Relations for Doma | ir@doma.com
WFG Contact: Darcy Patch, VP Marketing, Enterprise Solutions | dpatch@myhome.com

SOURCE: Doma Holdings, Inc. and Williston Financial Group